UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5160

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
New York Tax Exempt
Money Market Fund

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus New York
Tax Exempt Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New York Tax Exempt Money Market Fund covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings,continued to spend.At the same time, corporations have become more willing to hire new workers and invest in new projects and equipment.As a result, yields of longer-dated money market securities began to rise in the spring of 2004, as investors increasingly anticipated that the Federal Reserve Board might soon begin raising rates in an attempt to forestall potential inflationary pressures.

No matter where interest rates go from here, however, we continue to believe that the objectives of liquidity and stability make tax-exempt money market funds a valuable component of many investors' portfolios. Indeed, despite recently encouraging economic news, concerns regarding the war on terrorism, instability in Iraq and higher energy prices have caused heightened volatility in the stock and bond markets.As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended May 31, 2004, the fund produced a 0.39% yield.Taking into account the effects of compounding, the fund also produced an effective yield of 0.39%.1

We attribute the fund's returns to low short-term interest rates throughout the reporting period. However, a substantial supply of newly-issued tax-exempt money market securities on a national level helped keep their yields high compared to yields of comparable taxable money market securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which generally are issued with maturities in the one-year range, may in turn lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, investors widely expected the Federal Reserve Board (the "Fed") to reduce short-term interest rates further in its ongoing attempt to stimulate stronger economic growth. Indeed, in late June 2003, the Fed cut interest rates to 1%, their lowest level since 1958.

Despite mounting evidence of sustainable economic growth that began to emerge during the summer and fall of 2003, money market yields remained anchored by the 1% federal funds rate throughout the reporting period.At the time, the Fed repeatedly affirmed its commitment to an accommodative monetary policy, stating that it could be "patient" before raising rates. Later, when economic conditions appeared to indicate that long-dormant inflationary pressures might resurface, the Fed commented that any future rate hikes were likely to be "measured."As a result, yields of tax-exempt money market securities remained relatively stable during the reporting period.

As the national economy improved, so did the fiscal condition of many New York issuers, including the City of New York. A rallying stock market and higher levels of investment banking activity helped fuel a recovery on Wall Street.With tax revenues improving, the city and, to a lesser extent, the state had less need for short-term financing, and the supply of newly-issued money market securities dropped compared to the same period one year earlier. Nonetheless, a relatively robust supply of newly-issued securities on the national level helped support tax-exempt yields relative to comparable taxable securities. Indeed, at times during the reporting period,nominal yields of tax-exempt money market securities exceeded those of comparable taxable instruments.

In this changing market environment, we continued to invest in high-quality money market securities from New York issuers. Whenever possible, we attempted to diversify among notes from various issuers within the state, including insured money market securities2 with maturities in the six- to nine-month range.We also invested a portion of the fund's assets in variable-rate demand notes with yields that are reset weekly.We maintained a relatively long weighted average maturity during most of the reporting period in an attempt to earn incrementally higher yields from longer-dated money market instruments.

What is the fund's current strategy?

Reports of a stronger U.S. labor market, higher energy prices and other potential inflationary pressures in the spring of 2004 apparently convinced many investors that the Fed is likely to begin raising interest rates sooner than they previously had believed. As a result, the market began to reflect expectations of an increase in the federal funds rate of 25 to 50 basis points as early as the Fed's meeting in late June. In addition, June traditionally is the month in which New York issuers come to market with a substantial percentage of their annual issuance, and the increase in supply may put additional upward pressure on yields. Accordingly, we recently have allowed the fund's weighted average maturity to trend gradually lower toward the neutral range.This strategy is designed to give us the flexibility we need to capture higher-yielding opportunities as they become available.

June 15, 2004

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2	Insurance on individual portfolio securities extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2004
	Principal
Tax Exempt Investments—99.8%	Amount ($)		Value ($)

Albany Industrial Development Agency, Civic Facility
Revenue, VRDN
(Albany College of Pharmacy)
1.10% (Insured; Radian Bank and
Liquidity Facility; Fleet National Bank)	3,130,000	[a]	3,130,000
Arlington Central School District, GO Notes, Refunding
2.25%, 12/15/2004 (Insured; FSA)	250,000		251,473
Averill Park Central School District, GO Notes
BAN 1.75%, 6/25/2004	560,000		560,218
Babylon Industrial Development Agency, IDR, VRDN
(Lambro Industries Inc. Project)
1.09% (LOC; Fleet National Bank)	840,000	[a]	840,000
Beacon City School District, GO Notes
5.50%, 7/15/2004 (Insured; MBIA)	235,000		236,210
Brentwood Union Free School District, GO Notes
4.875%, 6/15/2004 (Insured; FGIC)	100,000		100,140
Brookhaven Industrial Development Agency, IDR, VRDN
(895 Waverly Associates LLC)
1.21% (LOC; Commerce Bank)	1,500,000	[a]	1,500,000
Broome County, GO Notes, Refunding
2.50%, 4/15/2004 (Insured; FGIC)	435,000		439,689
Center Moriches Union Free School District, GO Notes
3%, 12/1/2004 (Insured; MBIA)	350,000		353,219
Chautauqua County Industrial Development Agency
Civic Facility Revenue, VRDN
(United Cerebral Palsy Project)
1.14% (LOC; Key Bank)	1,235,000	[a]	1,235,000
Colonie Industrial Development Agency, IDR, VRDN
(13 Green Mount Drive Project)
1.10% (LOC; HSBC Bank USA)	210,000	[a]	210,000
Connetquot Central School District of Islip, GO Notes, TAN
1.50%, 6/30/2004	3,000,000		3,001,176
Croton-Harmon Union Free School District, GO Notes:
4.50%, 10/15/2004 (Insured; FSA)	100,000		101,234
5%, 10/15/2004 (Insured; MBIA)	640,000		649,244
Dansville Central School District, GO Notes
2.50%, 6/15/2004 (Insured; FGIC)	495,000		495,252
Dutchess County Industrial Development Agency
Civic Facility Revenue, VRDN
(Marist College Civic Facility):
1.08% (LOC; Key Bank)	5,685,000	[a]	5,685,000
1.08% (LOC; The Bank of New York)	7,040,000	[a]	7,040,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Town of East Hampton, GO Notes:
3%, 6/15/2004 (Insured; FSA)	219,000		219,158
5%, 8/1/2004	200,000		201,280
East Rochester Union Free School District, GO Notes
Refunding 3%, 6/15/2004 (Insured; FSA)	100,000		100,066
Eastport-South Manor Central School District, GO Notes
4.25%, 6/15/2004 (Insured; FGIC)	300,000		300,328
Eden Central School District, GO Notes, Refunding
2.50%, 6/1/2004 (Insured; MBIA)	100,000		100,000
Elwood Union Free School District, GO Notes, TAN
1.50%, 6/29/2004	1,500,000		1,500,567
County of Erie, GO Notes
5.10%, 6/15/2004 (Insured; FGIC)	300,000		300,435
Erie County Industrial Development Agency, VRDN:
Civic Facility Revenue:
(Community Services Disabled Project)
1.14% (LOC; Key Bank)	3,335,000	[a]	3,335,000
(DePaul Community Facilities Inc. Project)
1.14% (LOC; Key Bank)	1,500,000	[a]	1,500,000
(People Inc. Project)
1.14% (LOC; Key Bank)	2,700,000	[a]	2,700,000
(United Cerebral Palsy Association Project)
1.14% (LOC; Key Bank)	900,000	[a]	900,000
IDR:
(Luminescent System Inc. Project)
1.10% (LOC; HSBC Bank USA)	5,600,000	[a]	5,600,000
(Plesh Industries Inc. Project)
1.22% (LOC; M&T Bank)	1,705,000	[a]	1,705,000
Farmingdale Union Free School District, GO Notes
TAN 1.50%, 6/29/2004	6,500,000		6,502,455
Fredonia Central School District, GO Notes
3.625%, 6/1/2004 (Insured; FGIC)	150,000		150,000
Grand Central District Management Association
Revenue, Refunding 2%, 1/1/2005	900,000		904,816
County of Greene, GO Notes, Public Improvement
2.25%, 6/15/2004 (Insured; AMBAC)	335,000		335,159
Harborfields Central School District, GO Notes
4%, 6/1/2004 (Insured; FSA)	120,000		120,000
Hauppauge Union Free School District, GO Notes, TAN
1.50%, 6/29/2004	2,000,000		2,000,757
Town of Hempstead, GO Notes
4%, 1/15/2005 (Insured; MBIA)	100,000		101,412

T h e F u n d 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Hempstead Town Industrial Development Agency
Civic Facility Revenue (Hofstra University Project)
5.10%, 7/1/2004 (Insured; MBIA)	200,000		200,643
Herkimer County Industrial Development Agency
Civic Facility Revenue, VRDN
(Templeton Foundation Project) 1.14% (LOC; Key Bank)	2,480,000	[a]	2,480,000
Honeoye Falls-Lima Central School District, GO Notes
BAN 2%, 9/23/2004	734,500		736,536
Indian River Central School District at Philadelphia, GO Notes
3%, 6/1/2004 (Insured; MBIA)	549,336		549,333
Town of Islip, GO Notes, Refunding, Public Improvement
4.75%, 1/15/2005 (Insured; FSA)	100,000		102,108
Jamestown City School District, GO Notes
4%, 6/15/2004 (Insured; FGIC)	300,000		300,341
Johnson City Central School District, GO Notes, BAN
1.50%, 6/17/2004	2,550,000		2,550,369
Johnstown City School District, GO Notes, Refunding
3%, 6/15/2004 (Insured; FGIC)	445,000		445,329
Lancaster Industrial Development Agency, IDR, VRDN
(Lancaster Steel Service Project)
1.15% (LOC; M&T Bank)	1,315,000	[a]	1,315,000
Lawrence Union Free School District, GO Notes, TAN
1.50%, 6/29/2004	1,000,000		1,000,379
Long Island Power Authority, Electric Systems Revenue
4%, 4/1/2005 (Insured; FSA)	150,000		153,210
Metropolitan Transportation Authority
Transit Facilities Revenue 6%, 7/1/2004	100,000	[b]	101,901
Town of Milo, GO Notes, BAN 2%, 11/24/2004	458,000		459,517
Monroe County Industrial Development Agency, IDR:
(National Development Council)
1.30%, 6/15/2004 (LOC; FHLB)	700,000		700,066
VRDN (2883 Associates LP)
1.10% (LOC; HSBC Bank USA)	1,760,000	[a]	1,760,000
Monroe Tobacco Asset Securitization Corporation
Tobacco Settlement Revenue, VRDN
1.17% (Liquidity Facility; WestLB AG)	8,295,000	[a]	8,295,000
Municipal Assistance Corporation for the City of New York
Sales Tax Revenue:
4%, 7/1/2004	200,000		200,398
4.70%, 7/1/2004	250,000		250,733
4.90%, 7/1/2004 (Insured; AMBAC)	200,000		200,613
5.25%, 7/1/2004	125,000		125,423
5.50%, Series G, 7/1/2004	700,000		702,476

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Municipal Assistance Corporation for the City of New York
Sales Tax Revenue (continued):
5.50%, Series H, 7/1/2004	150,000		150,533
6%, Series E, 7/1/2004	1,300,000		1,305,127
6%, Series J, 7/1/2004	630,000		632,525
6%, Series L, 7/1/2004	835,000		838,133
Nassau County, GO Notes, General Improvement:
5.15%, 3/1/2005 (Insured; AMBAC)	100,000		102,964
7%, 3/1/2005 (Insured; FSA)	100,000		104,298
Refunding 6.50%, 5/1/2005 (Insured; FGIC)	225,000		235,463
Nassau County Interim Finance Authority
Sales Tax Revenue:
4%, 11/15/2004	150,000		151,926
4.60%, 11/15/2004	250,000		253,831
Nassau County Tobacco Settlement Corporation, Revenue
VRDN 1.17% (Liquidity Facility; Merrill Lynch)	5,000,000	[a]	5,000,000
New Rochelle City School District, GO Notes, TAN
1.75%, 6/30/2004	3,500,000		3,502,063
New Rochelle Industrial Development Agency, IDR, VRDN
(Charles Sadek Import Co. Project)
1.22% (LOC; The Bank of New York)	5,500,000	[a]	5,500,000
New York City, GO Notes:
5%, 8/1/2004	150,000		150,920
6.50%, 2/15/2005 (Insured; AMBAC)	235,000		243,731
GAN 2.20%, 8/1/2004	100,000		100,157
Refunding 5%, 8/1/2004	650,000		653,814
VRDN 1.13% (Liquidity Facility; Merrill Lynch)	5,000,000	[a]	5,000,000
New York City Health and Hospital Corporation
Health Care Facilities Revenue
4%, 2/15/2005 (Insured; AMBAC)	300,000		304,943
New York City Industrial Development Agency, VRDN:
Civic Facility Revenue:
(2000 Jewish Community Center)
1.15% (LOC; M&T Bank)	4,900,000	[a]	4,900,000
(Abraham Joshua Heschel Project)
1.10% (LOC; Allied Irish Banks)	2,000,000	[a]	2,000,000
(Columbia Grammar & Preparatory School Project)
1.10% (LOC; Allied Irish Banks)	3,950,000	[a]	3,950,000
(Convent Sacred Heart School)
1.10% (LOC; Allied Irish Banks)	3,750,000	[a]	3,750,000
(Hewitt School Project)
1.10% (LOC; Allied Irish Banks)	1,600,000	[a]	1,600,000
(Jewish Community Center of Manhattan)
1.15% (LOC; M&T Bank)	2,200,000	[a]	2,200,000

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York City Industrial Development Agency, VRDN (continued):
Civic Facility Revenue (continued):
(Village Community School Project)
1.15% (LOC; M&T Bank)	1,280,000	[a]	1,280,000
IDR:
(Novelty Crystal Corp.)
1.20% (LOC; Commerce Bank)	3,800,000	[a]	3,800,000
(Stroheim & Romann Inc. Project)
1.08% (LOC; WestLB AG)	7,200,000	[a]	7,200,000
(Swak Realty LLC Project):
1.13% (LOC; JPMorgan Chase Bank)	500,000	[a]	500,000
1.22% (LOC; The Bank of New York)	1,070,000	[a]	1,070,000
New York City Municipal Water Finance Authority
Water and Sewer Systems Revenue:
4.50%, 6/15/2004	810,000		811,026
5.125%, 6/15/2004	600,000		600,917
5%, 6/15/2005	200,000		206,643
New York City Transitional Finance Authority:
Income Tax Revenue:
4.40%, 8/15/2004	200,000		201,323
5%, 2/1/2005	1,300,000		1,333,127
5.25%, 2/1/2005	170,000		174,315
4.25%, 2/15/2005	750,000		765,296
Revenue (New York City Recovery) 4%, 11/1/2004	460,000		465,417
Sales Tax Revenue 4.375%, 8/15/2004	215,000		216,466
New York Counties Tobacco Trust II, Revenue, VRDN
1.17% (Liquidity Facility; Merrill Lynch)	4,760,000	[a]	4,760,000
State of New York, GO Notes 5.125%, 7/15/2004	250,000		251,186
New York State Dormitory Authority:
College and University Revenue:
(Brooklyn Law School)
2.50%, 7/1/2004 (Insured; Radian Bank)	100,000		100,089
(Columbia University) 4.40%, 7/1/2004	420,000		421,112
(New York University)
5%, 7/1/2004 (Insured; MBIA)	250,000		250,792
(Pace University)
5%, 7/1/2004 (Insured; MBIA)	500,000		501,590
(St. John's University)
4%, 7/1/2004 (Insured; MBIA)	200,000		200,416
(State University Dormitory Facilities)
6%, 7/1/2004 (Insured; AMBAC)	150,000		150,585
(University of Rochester)
4.20%, 7/1/2004 (Insured; MBIA)	100,000		100,240

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York State Dormitory Authority (continued):
Health Care Facilities Revenue:
(Presbyterian Hospital):
5.50%, 8/1/2004 (Insured; AMBAC)	800,000		805,819
5.25%, 2/15/2005 (Insured; AMBAC)	400,000		411,269
VRDN:
1.13% (Liquidity Facility; Merrill Lynch)	2,100,000	[a]	2,100,000
(Mental Health Services):
1.06% (Liquidity Facility; HSH Nordbank AG)	10,000,000	[a]	10,000,000
1.08% (Liquidity Facility; HSBC Bank USA)	5,000,000	[a]	5,000,000
LR, Municipal Health Facilities Improvement Program
4%, 1/15/2005 (Insured; FSA)	100,000		101,444
Private School Revenue
835 Schools Program 5%, 7/1/2004
(Insured; AMBAC)	255,000		255,699
Revenue:
(City University Systems Consolidated)
4.75%, 7/1/2004 (Insured; AMBAC)	210,000		210,579
School Districts Financing Program
2.75%, 4/1/2005 (Insured; MBIA)	100,000		101,304
New York State Environmental Facilities Corporation
PCR:
5.10%, 1/15/2005	295,000		302,229
Refunding 5.50%, 6/15/2004 (Insured; MBIA)	1,100,000		1,101,869
Revenue, Revolving Funds Pooled Financing Program
2.25%, 11/15/2004	150,000		150,636
Water Revenue:
4%, 6/15/2004	200,000		200,214
5%, 3/15/2005	400,000		410,579
New York State Housing Finance Agency, Health Care
Facilities Revenue (Hospital and Health Care Project)
4.40%, 11/1/2004 (Insured; MBIA)	190,000		192,434
New York State Local Government Assistance Corporation
Sales Tax Revenue:
5.40%, 4/1/2005	480,000		495,990
Refunding:
5%, 4/1/2005	200,000		206,015
5.50%, 4/1/2005 (Insured; AMBAC)	450,000		465,941
New York State Medical Care Facilities Finance
Agency, Health Care Facilities Revenue
(Brookdale Hospital Medical Center)
6.85%, 2/15/2005	225,000	[b]	238,422

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York State Mortgage Agency, Revenue:
1.25%, 10/1/2004	370,000		370,000
3.40%, 10/1/2004	250,000		251,434
5%, 10/1/2004	150,000		151,832
New York State Power Authority, Electric Power
and Light Revenue 5%, 2/15/2005	250,000		256,555
New York State Thruway Authority:
Highway Revenue Tolls
6%, 1/1/2005 (Insured; FGIC)	115,000		120,409
Income Tax Revenue:
2%, 3/15/2005	300,000		301,636
2.25%, 3/15/2005	155,000		155,661
Service Contract Revenue (Local Highway and Bridge)
6%, 4/1/2005 (Insured; AMBAC)	100,000		103,995
New York State Thruway Authority
Highway Bridge and Trust Fund:
Fuel Sales Tax Revenue:
5.10%, 4/1/2005 (Insured; MBIA)	550,000		567,391
6%, 4/1/2005 (Insured; MBIA)	200,000		207,574
Highway Revenue Tolls:
3%, 4/1/2005	600,000		608,154
5%, 4/1/2005 (Insured; FGIC)	250,000		256,878
New York State Urban Development Corporation:
Income Tax Revenue (Personal Income Tax)
2.50%, 12/15/2004	275,000		276,761
Revenue, Senior Lien-Corporation Purpose
5.375%, 7/1/2004	150,000		150,514
Town of North Hempstead, GO Notes:
2.50%, 2/1/2005 (Insured; MBIA)	630,000		635,430
Refunding 6%, 4/1/2005 (Insured; FGIC)	325,000		337,984
Oneida City School District, GO Notes
BAN 1.75%, 2/4/2005	3,807,000		3,822,287
Oneida County Industrial Development Agency
Industrial Revenue, VRDN (MMARS Project)
1.15% (LOC; HSBC Bank USA)	1,380,000	[a]	1,380,000
Town of Orangetown, GO Notes
BAN 1.75%, 7/29/2004	1,500,000		1,501,764
Oswego County Industrial Development Agency
Civic Facility Revenue, VRDN (Springside at Seneca Hill)
1.14% (LOC; Key Bank)	3,245,000	[a]	3,245,000
Otsego County Industrial Development Agency
Civic Facility Revenue, VRDN
(Templeton Foundation Project)
1.14% (LOC; Key Bank)	4,055,000	[a]	4,055,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Plainedge Union Free School District
GO Notes, BAN 2%, 11/3/2004	2,540,000		2,549,251
Port Authority of New York and New Jersey
Transportation Revenue, CP .93%, 8/10/2004
(Liquidity Facility: Bank of Nova Scotia, JP Morgan
Chase Bank and Lloyds TSB Bank PLC)	9,900,000		9,895,787
Port Chester Industrial Development Agency, IDR
VRDN (40 Pearl Street)
1.12% (LOC; The Bank of New York)	4,370,000	[a]	4,370,000
Poughkeepsie City School District, GO Notes
BAN 2%, 5/6/2005	3,000,000		3,017,860
Pulaski Central School District, GO Notes
Refunding 2.60%, 6/15/2004 (Insured; FGIC)	500,000		500,303
Ramapo Central School District, GO Notes
3.25%, 7/15/2004 (Insured; FSA)	470,000		471,205
Rensselaer County Industrial Development Agency
Civic Facility Revenue, VRDN
(The Sage Colleges Project) 1.15% (LOC; M&T Bank)	2,790,000	[a]	2,790,000
Town of Riverhead, GO Notes, Public Improvement
3.75%, 6/1/2004 (Insured; MBIA)	250,000		250,000
County of Rockland, GO Notes:
5%, 6/1/2004 (Insured; MBIA)	100,000		100,000
Refunding 2.50%, 3/1/2005 (Insured; AMBAC)	110,000		110,937
Rockland County Industrial Development Agency
IDR, VRDN:
(Intercos America Inc. Project)
1.10% (LOC; HSBC Bank USA)	4,325,000	[a]	4,325,000
(Jawonio Inc. Project)
1.08% (LOC; The Bank of New York)	5,030,000	[a]	5,030,000
(Northern Manor Multicare)
1.16% (LOC; M&T Bank)	2,650,000	[a]	2,650,000
Roslyn Union Free School District, GO Notes
TAN 1.25%, 6/25/2004	3,000,000		3,000,402
Sandy Creek Central School District, GO Notes
2.20%, 6/15/2004 (Insured; FSA)	225,000		225,089
Sayville Union Free School District, GO Notes:
2.75%, 6/15/2004 (Insured; FSA)	100,000		100,059
TAN 1.75%, 6/30/2004	2,500,000		2,501,374
Schalmont Central School District, GO Notes
4.25%, 6/15/2004 (Insured; FSA)	592,187		592,918
Schenectady City School District, GO Notes
4.55%, 6/15/2004 (Insured; FGIC)	100,000		100,126

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Schenectady County Industrial Development Agency:
Civic Facility Revenue (Union College Project)
3.75%, 7/1/2004 (Insured; AMBAC)	200,000		200,416
IDR, VRDN (Super Steel Inc. Project)
1.17% (LOC; Key Bank)	600,000	[a]	600,000
Seneca County Industrial Development Agency
Civic Facility Revenue, VRDN
(Kidspeace National Centers of New York Project)
1.14% (LOC; Key Bank)	2,040,000	[a]	2,040,000
Shenendehowa Central School District, GO Notes
Refunding 3.50%, 5/1/2005 (Insured; FSA)	300,000		305,982
South Country Central School District of Brookhaven
GO Notes 4.95%, 6/15/2004 (Insured; FGIC)	300,000		300,424
Suffolk County, GO Notes:
2.50%, 12/1/2004 (Insured; MBIA)	500,000		503,218
4%, 5/1/2005 (Insured; MBIA)	160,000		163,323
Refunding:
4%, 7/15/2004 (Insured; MBIA)	515,000		516,763
5%, 9/15/2004 (Insured; FGIC)	500,000		505,553
6%, 2/1/2005 (Insured; MBIA)	175,000		180,403
Suffolk County Industrial Development Agency:
Civic Facility Revenue, VRDN:
(Guide Dog Foundation Inc.)
1.08% (LOC; The Bank of New York)	3,790,000	[a]	3,790,000
(Hampton Day School Civic)
1.07% (LOC; JPMorgan Chase Bank)	2,945,000	[a]	2,945,000
IDR (Belmont Villas LLC)
1.15%, 8/5/2004	6,000,000	[b]	6,000,000
Syracuse Industrial Development Agency
Civic Facility Revenue, VRDN
(Community Development Properties-Larned Project)
1.20% (LOC; M&T Bank)	2,600,000	[a]	2,600,000
Tobacco Settlement Financing Corporation, Revenue, VRDN
1.15% (Liquidity Facility; Merrill Lynch)	3,125,000	[a]	3,125,000
Triborough Bridge and Tunnel Authority
Highway Revenue Tolls, Refunding 3%, 11/15/2004	100,000		100,837
Tupper Lake Central School District, GO Notes
Refunding 2.50%, 6/15/2004 (Insured; MBIA)	250,000		250,072
Uniondale Union Free School District, GO Notes
5%, 6/1/2004 (Insured; FGIC)	175,000		175,000

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

County of Warren, GO Notes, Public Improvement
3.25%, 7/15/2004 (Insured; FGIC)		1,150,000		1,153,086
Wayland-Cohocton Central School District, GO Notes
Refunding 2.50%, 6/15/2004 (Insured; MBIA)		500,000		500,284
West Babylon Union Free School District, GO Notes, TAN
1.50%, 6/29/2004		3,000,000		3,001,135
West Islip Union Free School District, GO Notes:
5.60%, 7/15/2004 (Insured; AMBAC)		100,000		100,536
TAN 1.50%, 6/30/2004		3,300,000		3,301,190
Westchester County Industrial Development Agency
Civic Facility Revenue, VRDN:
(Banksville Independent Fire Co.)
1.08% (LOC; The Bank of New York)		1,000,000	[a]	1,000,000
(Jacob Burns Film Center Project)
1.07% (LOC; The Bank of New York)		4,340,000	[a]	4,340,000
Refunding (Rye Country Day School Project)
1.07% (LOC; Allied Irish Banks)		4,800,000	[a]	4,800,000
Westhampton Beach Union Free School District, GO Notes
TAN 1.75%, 6/30/2004		2,200,000		2,201,229
City of White Plains, GO Notes, Public Improvement
3%, 4/1/2005 (Insured; MBIA)		237,000		240,618
William Floyd Union Free School District of the
Mastics-Moriches-Shirley, GO Notes
4.50%, 6/15/2004 (Insured; MBIA)		100,000		100,127
Town of Wilson, GO Notes, BAN 2%, 8/26/2004		1,200,000		1,202,087
City of Yonkers, GO Notes
4.10%, 6/1/2004 (Insured; FGIC)		250,000		250,000

Total Investments (cost $	275,600,616)	99.8%		275,603,927
Cash and Receivables (Net)		.2%		640,292
Net Assets		100.0%		276,244,219

The Fund 15

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations
AMBAC	American Municipal Bond	IDR	Industrial Development Revenue
	Assurance Corporation	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LR	Lease Revenue
CP	Commercial Paper	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FHLB	Federal Home Loan Bank	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	TAN	Tax Anticipation Notes
GAN	Grant Anticipation Notes	VRDN	Variable Rate Demand Notes
GO	General Obligation
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	56.7
AAA, AA, Ac		Aaa, Aa, Ac		AAA, AA, Ac	14.2
Not Rated[d]		Not Rated[d]		Not Rated[d]	29.1
					100.0
a	Securities payable on demand.Variable interest rate—subject to periodic change.
b	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
e	At May 31, 2004, the fund had $98,187,008 (35.5% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from educational projects.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	275,600,616	275,603,927
Interest receivable		1,521,998
Prepaid expenses		13,327
		277,139,252

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		134,500
Cash overdraft due to Custodian		686,042
Payable for shares of Beneficial Interest redeemed		10,000
Accrued expenses		64,491
		895,033

Net Assets ( $)		276,244,219

Composition of Net Assets ($):
Paid-in capital		276,252,535
Accumulated net realized gain (loss) on investments		(11,627)
Accumulated gross unrealized appreciation of investments		3,311

Net Assets ( $)		276,244,219

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		276,285,647
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended May 31, 2004
Investment Income ($):
Interest Income	3,011,402
Expenses:
Management fee—Note 2(a)	1,429,636
Shareholder servicing costs—Note 2(b)	303,186
Professional fees	50,762
Custodian fees	37,994
Trustees' fees and expenses—Note 2(c)	24,937
Registration fees	13,535
Prospectus and shareholders' reports	12,103
Miscellaneous	23,810
Total Expenses	1,895,963
Investment Income—Net	1,115,439

Net Unrealized Gain (Loss) on Investments—Note 1(b) ($)	3,311
Net Increase in Net Assets Resulting from Operations	1,118,750

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2004	2003

Operations ($):
Investment income—net	1,115,439	2,240,225
Net realized gain (loss) on investments	—	13,193
Net unrealized appreciation
(depreciation) of investments	3,311	(11)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,118,750	2,253,407

Dividends to Shareholders from ($)
Investment income—net	(1,115,439)	(2,240,225)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	357,901,704	421,823,648
Dividends reinvested	1,064,213	2,136,453
Cost of shares redeemed	(372,762,719)	(422,192,394)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(13,796,802)	1,767,707
Total Increase (Decrease) in Net Assets	(13,793,491)	1,780,889

Net Assets ($):
Beginning of Period	290,037,710	288,256,821
End of Period	276,244,219	290,037,710

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended May 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.008	.014	.032	.028
Distributions:
Dividends from investment income—net	(.004)	(.008)	(.014)	(.032)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.39	.75	1.44	3.28	2.88

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.66	.66	.65	.66	.66
Ratio of net investment income
to average net assets	.39	.75	1.42	3.22	2.84

Net Assets, end of period ($ x 1,000)	276,244	290,038	288,257	295,817	271,439

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment com-pany.The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $28,033 during the period ended May 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $11,627 is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2004. If not applied, $3,213 of the carryover expires in fiscal 2005, $3,725 expires in fiscal 2006, $3,889 expires in fiscal 2007 and $800 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2004 and May 31, 2003, respectively, were all tax exempt income.

At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

During the period ended May 31, 2004, as a result of permanent book to tax differences due to the expiration of a capital loss carryover, the fund increased accumulated net realized gain (loss) on investments by $7,135 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $117,671, shareholder services plan fees $3,406 and transfer agency per account fees $13,423.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, the fund was charged $184,395 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $72,470 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each trustee who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting for services to the fund.The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 9, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2004 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Samuel Chase (72)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (62)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25

Joni Evans (62)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (77)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (53)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 31

NOTES

For More Information

Dreyfus
New York Tax Exempt
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0273AR0504

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,600 in 2003 and $32,130 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,207 in 2003 and $2,900 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $175 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $275,773 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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